UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2006

eResearchTechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29100	22-3264604

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

30 South 17th Street, Philadelphia, PA	19103

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: 215-972-0420

                                                  N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On July 23, 2006, the Company issued a press release in which it updated its outlook for the second quarter ended June 30, 2006 and announced the setting of an earnings conference call date of August 3, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Exhibits.

     The following exhibit is filed herewith:

Exhibit 99.1	Press release dated July 13, 2006 of eResearchTechnology, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eResearchTechnology, Inc.

By:	/s/ Richard A. Baron

Richard A. Baron, Executive Vice President and Chief Financial Officer

Date: July 18, 2006